Exhibit 99.1
Lucid Announces First Quarter 2025 Financial Results

•Produced 2,212 vehicles in Q1, excluding over 600 vehicles in transit to Saudi Arabia for factory gating
•Delivered 3,109 vehicles in Q1; up 58.1% compared to Q1 2024
•Q1 revenue of $235.0 million
•GAAP net loss per share of $(0.24); non-GAAP net loss per share of $(0.20)
•Ended the quarter with approximately $5.76 billion in total liquidity

NEWARK, Calif. — May 6, 2025 — Lucid Group, Inc. (NASDAQ: LCID), maker of the world’s most advanced electric vehicles, today announced financial results for its first quarter ended March 31, 2025. The earnings presentation is available on its investor relations website (https://ir.lucidmotors.com).
Lucid reported first quarter revenue of $235.0 million on deliveries of 3,109 vehicles and expects to manufacture approximately 20,000 vehicles in 2025. Lucid ended the first quarter with approximately $5.76 billion in total liquidity.
“We continued to build momentum in the first quarter as we achieved yet another delivery record, further strengthened our market position, and executed against operational priorities,” said Marc Winterhoff, Interim CEO at Lucid. “Lucid Gravity is beginning to arrive in more customers’ driveways and at our studios, and combined with our progress toward future initiatives, our company is well positioned for future success.”
“We’re executing against our near-term goals — driving volume, improving margins, and operating with rigor,” said Taoufiq Boussaid, CFO at Lucid. “And we’re positioning ourselves for long-term value creation — with clear strategic priorities, strong liquidity, and breakthrough products that redefine their categories.”
Lucid will host a conference call for analysts and investors at 2:30 P.M. PT / 5:30 P.M. ET on May 6, 2025. The live webcast of the conference call will be available on the Investor Relations website at ir.lucidmotors.com. Following the completion of the call, a replay will be available on the same website. Lucid uses its ir.lucidmotors.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
About Lucid Group
Lucid (NASDAQ: LCID) is a Silicon Valley-based technology company focused on creating the most advanced EVs in the world. The award-winning Lucid Air and new Lucid Gravity deliver best-in-class performance, sophisticated design, expansive interior space and unrivaled energy efficiency. Lucid assembles both vehicles in its state-of-the-art, vertically integrated factory in Arizona. Through its industry-leading technology and innovations, Lucid is advancing the state-of-the-art of EV technology for the benefit of all.
Investor Relations Contact

investor@lucidmotors.com

Media Contact

media@lucidmotors.com
Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.

Forward Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding results of operations, financial outlook and condition, guidance, liquidity, capital expenditures, prospects, growth, strategies, management, and the markets in which we operate, including expectations of financial and operational metrics, projections of market opportunity, market share and product sales, plans and expectations related to commercial product launches and future programs, initiatives and products, including the Midsize program, plans and expectations on vehicle production and delivery timing and volumes, expectations regarding market opportunities and demand for Lucid’s products, the range, features, specifications, performance, production and delivery of Lucid’s vehicles and potential impact on markets, plans and expectations regarding further monetization opportunities, plans and expectations regarding Lucid’s software, technology features and capabilities, including with respect to battery and powertrain systems, plans and expectations regarding Lucid’s systems approach to the design of the vehicles, estimate of Lucid’s technology lead over competitors, estimate of the length of time Lucid’s existing cash, cash equivalents and investments will be sufficient to fund planned operations, plans and expectations regarding Lucid’s liquidity runway, future capital raises and funding strategy, plans and expectations regarding future manufacturing capabilities and facilities, studio and service center openings, sales channels and strategies, test drive, ability to mitigate supply chain and logistics risks, plans and expectations regarding expansion and construction of Lucid’s AMP-1 and AMP-2 manufacturing facilities and capabilities, including potential benefits, ability to vertically integrate production processes, future sales channels and strategies, future market launches and international expansion, Lucid’s ability to grow its brand awareness, plans and expectations regarding management transitions, the potential success of Lucid’s direct-to-consumer sales strategy and future vehicle programs, potential automotive and strategic partnerships, expectations on the technology licensing landscape, expectations on the regulatory and political environment, and the promise of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, economic, market, financial, political, economic and legal conditions, including changes of policies, government closures of banks and liquidity concerns at other financial institutions, imposition of tariffs and threat of a trade war, a potential global economic recession or other downturn and global conflicts or other geopolitical events; risks related to changes in overall demand for Lucid’s products and services and cancellation of orders for Lucid’s vehicles; risks related to prices and availability of commodities and materials, Lucid’s supply chain, logistics, inventory management and quality control, and Lucid’s ability to complete the tooling of its manufacturing facilities over time and ramping production of Lucid’s vehicles, including new vehicles, at scale; risks related to the uncertainty of Lucid’s projected financial information; risks related to the timing of expected business milestones and commercial product launches; risks related to the construction and expansion of Lucid’s manufacturing facilities and the increase of Lucid’s production capacity; Lucid’s ability to manage expenses and control costs; risks related to future market adoption of Lucid’s offerings; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s future business; changes in regulatory requirements, policies, and governmental incentives; changes in fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers, including our ability to realize the anticipated benefits of our transaction with Aston Martin; risks related to potential vehicle recalls and buybacks; Lucid’s ability to establish and expand its brand, and capture additional market share, and the risks associated with negative press or reputational harm; Lucid’s ability to effectively manage its growth and its ongoing need to attract, retain, and motivate key employees, including engineering and management employees, as we have undertaken multiple significant management changes in the past, including our CEO; risks related to Lucid’s outstanding Convertible Preferred Stock; availability of, and Lucid’s ability to obtain and effectively utilize or obtain certain credits and other incentives; Lucid’s ability to conduct equity, equity-linked or debt financings in the future; Lucid’s ability to pay interest and principal on its indebtedness; future changes to vehicle specifications which may impact performance, features, pricing and other expectations; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed under the heading “Risk Factors” in Part II, Item 1A of Lucid’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, as well as in other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures and Key Business Metrics
Condensed consolidated financial information has been presented in accordance with US GAAP (“GAAP”) as well as on a non-GAAP basis to supplement our condensed consolidated financial results. Lucid’s non-GAAP financial measures include Adjusted EBITDA, Adjusted Net Loss Attributable to Common Stockholders, Adjusted Net Loss Per Share Attributable to Common Stockholders, and Free Cash Flow, which are discussed below.
Adjusted EBITDA is defined as net loss attributable to common stockholders before (1) interest expense, (2) interest income, (3) provision for (benefit from) income taxes, (4) depreciation and amortization, (5) stock-based compensation, (6) change in fair value of common stock warrant liability, (7) change in fair value of equity securities of a related party, (8) change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party), and (9) accretion of redeemable convertible preferred stock (related party). Lucid believes that Adjusted EBITDA provides useful information to Lucid’s management and investors about Lucid’s financial performance.
Adjusted Net Loss Attributable to Common Stockholders is defined as net loss attributable to common stockholders excluding (1) stock-based compensation, (2) change in fair value of common stock warrant liability, (3) change in fair value of equity securities of a related party, (4) change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party), and (5) accretion of redeemable convertible preferred stock (related party).
Lucid defines and calculates Adjusted Net Loss Per Share Attributable to Common Stockholders as Adjusted Net Loss Attributable to Common Stockholders divided by weighted-average shares outstanding attributable to common stockholders.
Lucid believes that Adjusted Net Loss Attributable to Common Stockholders and Adjusted Net Loss Per Share Attributable to Common Stockholders financial measures provide investors with useful information to evaluate performance of its business excluding items not reflecting ongoing operating activities.
Free Cash Flow is defined as net cash used in operating activities less capital expenditures. Lucid believes that Free Cash Flow provides useful information to Lucid’s management and investors about the amount of cash generated by the business after necessary capital expenditures.
These non-GAAP financial measures facilitate management’s internal comparisons to Lucid’s historical performance. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting, and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to Lucid’s investors regarding measures of our financial condition and results of operations that Lucid uses to run the business and therefore allows investors to better understand Lucid’s performance. However, these non-GAAP financial and key performance measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP.
Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding Lucid’s operating performance. In addition, other companies, including companies in Lucid’s industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Lucid’s non-GAAP financial measures and key performance measures as tools for comparison. A reconciliation between GAAP and non-GAAP financial information is presented below.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share and per share data)

	March 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$1,854,879	$1,606,865
Short-term investments (including $15,000 associated with a related party as of March 31, 2025 and December 31, 2024)	1,756,026	2,424,103
Accounts receivable, net (including $53,793 and $57,909 from a related party as of March 31, 2025 and December 31, 2024, respectively)	90,328	112,025
Inventory	471,407	407,774
Prepaid expenses	51,482	52,951
Other current assets (including $20,676 and $34,503 associated with a related party as of March 31, 2025 and December 31, 2024, respectively)	199,135	270,218
Total current assets	4,423,257	4,873,936
Property, plant and equipment, net	3,322,275	3,262,612
Right-of-use assets	230,780	211,886
Long-term investments (including $50,000 and $20,000 associated with a related party as of March 31, 2025 and December 31, 2024, respectively)	921,588	1,012,223
Other noncurrent assets	294,500	249,443
Investments in equity securities of a related party	25,569	37,831
TOTAL ASSETS	$9,217,969	$9,647,931

LIABILITIES
Current liabilities:
Accounts payable	$121,298	$133,832
Finance lease liabilities, current portion	6,941	6,788
Other current liabilities (including $193,277 and $126,417 associated with related parties as of March 31, 2025 and December 31, 2024, respectively)	1,203,235	1,024,671
Total current liabilities	1,331,474	1,165,291
Finance lease liabilities, net of current portion	75,292	76,096
Common stock warrant liability	6,653	19,514
Long-term debt	2,003,461	2,002,151
Other long-term liabilities (including $122,018 and $121,136 associated with related parties as of March 31, 2025 and December 31, 2024, respectively)	594,922	572,800
Derivative liabilities associated with redeemable convertible preferred stock (related party)	357,725	639,425
Total liabilities	4,369,527	4,475,277

REDEEMABLE CONVERTIBLE PREFERRED STOCK
Preferred stock 10,000,000 shares authorized as of March 31, 2025 and December 31, 2024, Series A redeemable convertible preferred stock, par value $0.0001; 100,000 shares issued and outstanding as of March 31, 2025 and December 31, 2024; liquidation preference of $1,187,417 and $1,138,825 as of March 31, 2025 and December 31, 2024, respectively (related party)	955,317	730,025
Preferred stock 10,000,000 shares authorized as of March 31, 2025 and December 31, 2024, Series B redeemable convertible preferred stock, par value $0.0001; 75,000 shares issued and outstanding as of March 31, 2025 and December 31, 2024; liquidation preference of $835,075 and $800,442 as of March 31, 2025 and December 31, 2024, respectively (related party)	709,450	569,817
Total redeemable convertible preferred stock	1,664,767	1,299,842

STOCKHOLDERS’ EQUITY
Common stock, par value $0.0001; 15,000,000,000 shares authorized as of March 31, 2025 and December 31, 2024; 3,049,658,556 and 3,032,219,724 shares issued and 3,048,800,731 and 3,031,361,899 shares outstanding as of March 31, 2025 and December 31, 2024, respectively	305	303
Additional paid-in capital	16,477,601	16,808,018
Treasury stock, at cost, 857,825 shares at March 31, 2025 and December 31, 2024	(20,716)	(20,716)
Accumulated other comprehensive income (loss)	5,350	(2,099)
Accumulated deficit	(13,278,865)	(12,912,694)
Total stockholders’ equity	3,183,675	3,872,812
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$9,217,969	$9,647,931

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2025	2024
Revenue (including $5,096 and $51,366 from a related party for the three months ended March 31, 2025 and 2024, respectively)	$235,048	$172,740

Costs and expenses
Cost of revenue	463,560	404,796
Research and development	251,246	284,627
Selling, general and administrative	212,175	213,232
Total cost and expenses	926,981	902,655

Loss from operations	(691,933)	(729,915)

Other income (expense), net
Change in fair value of common stock warrant liability	12,861	27,054
Change in fair value of equity securities of a related party	(13,453)	(19,933)
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	281,700	—
Interest income	52,209	50,631
Interest expense (including $3,700 and $1,381 to a related party for the three months ended March 31, 2025 and 2024, respectively)	(11,883)	(7,501)
Other income (expense), net	2,965	(1,007)
Total other income, net	324,399	49,244
Loss before provision for (benefit from) income taxes	(367,534)	(680,671)
Provision for (benefit from) income taxes	(1,363)	188
Net loss	(366,171)	(680,859)
Accretion of redeemable convertible preferred stock (related party)	(364,925)	(3,901)
Net loss attributable to common stockholders, basic and diluted	$(731,096)	$(684,760)

Weighted-average shares outstanding attributable to common stockholders, basic and diluted	3,036,317,307	2,301,870,644

Net loss per share attributable to common stockholders, basic and diluted	$(0.24)	$(0.30)

Other comprehensive income (loss)
Net unrealized gains (losses) on investments, net of tax	$3,552	$(3,262)
Foreign currency translation adjustments	3,897	(3,988)
Total other comprehensive income (loss)	7,449	(7,250)
Comprehensive loss	(358,722)	(688,109)
Accretion of redeemable convertible preferred stock (related party)	(364,925)	(3,901)
Comprehensive loss attributable to common stockholders	$(723,647)	$(692,010)

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(366,171)	$(680,859)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	97,959	68,838
Amortization of insurance premium	8,914	8,589
Non-cash operating lease cost	8,551	7,469
Stock-based compensation	27,515	63,696
Inventory and firm purchase commitments write-downs	147,918	132,298
Change in fair value of common stock warrant liability	(12,861)	(27,054)
Change in fair value of equity securities of a related party	13,453	19,933
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(281,700)	—
Net accretion of investment discounts/premiums	(13,480)	(21,304)
Other non-cash items	2,718	(1,255)
Changes in operating assets and liabilities:
Accounts receivable (including $4,116 and $(49,358) from a related party for the three months ended March 31, 2025 and 2024, respectively)	21,781	(75,196)
Inventory	(206,470)	(21,002)
Prepaid expenses	(7,423)	(11,042)
Other current assets	45,299	3,914
Other noncurrent assets	(45,911)	(4,369)
Accounts payable	(377)	(3,533)
Other current liabilities	116,845	5,107
Other long-term liabilities	14,827	19,025
Net cash used in operating activities	(428,613)	(516,745)
Cash flows from investing activities:
Purchases of property, plant and equipment (including $(41,993) and $(6,026) from a related party for the three months ended March 31, 2025 and 2024, respectively)	(161,241)	(198,197)
Purchases of investments (including $(30,000) and nil from a related party for the three months ended March 31, 2025 and 2024, respectively)	(287,029)	(514,548)
Proceeds from maturities of investments	1,062,291	1,030,291
Net cash provided by investing activities	614,021	317,546
Cash flows from financing activities:
Proceeds from issuance of Series A redeemable convertible preferred stock to a related party	—	1,000,000
Payment for finance lease liabilities	(554)	(1,081)
Proceeds from borrowings from a related party	66,656	—
Proceeds from exercise of stock options	413	1,525
Tax withholding payments for net settlement of employee awards	(3,277)	(3,242)
Payment for credit facility issuance costs to a related party	(507)	—
Net cash provided by financing activities	62,731	997,202
Net increase in cash, cash equivalents, and restricted cash	248,139	798,003
Beginning cash, cash equivalents, and restricted cash	1,607,052	1,371,507
Ending cash, cash equivalents, and restricted cash	$1,855,191	$2,169,510

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
(in thousands, except share and per share data)
Adjusted EBITDA

	Three Months Ended March 31,
	2025	2024
Net loss attributable to common stockholders, basic and diluted (GAAP)	$(731,096)	$(684,760)
Interest expense	11,883	7,501
Interest income	(52,209)	(50,631)
Provision for (benefit from) income taxes	(1,363)	188
Depreciation and amortization	97,959	68,838
Stock-based compensation	27,515	63,696
Change in fair value of common stock warrant liability	(12,861)	(27,054)
Change in fair value of equity securities of a related party	13,453	19,933
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(281,700)	—
Accretion of redeemable convertible preferred stock (related party)	364,925	3,901
Adjusted EBITDA (non-GAAP)	$(563,494)	$(598,388)
Adjusted Net Loss Attributable to Common Stockholders

	Three Months Ended March 31,
	2025	2024
Net loss attributable to common stockholders, basic and diluted (GAAP)	$(731,096)	$(684,760)
Stock-based compensation	27,515	63,696
Change in fair value of common stock warrant liability	(12,861)	(27,054)
Change in fair value of equity securities of a related party	13,453	19,933
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(281,700)	—
Accretion of redeemable convertible preferred stock (related party)	364,925	3,901
Adjusted net loss attributable to common stockholders, basic and diluted (non-GAAP)	$(619,764)	$(624,284)
Adjusted Net Loss Per Share Attributable to Common Stockholders

	Three Months Ended March 31,
	2025	2024
Net loss per share attributable to common stockholders, basic and diluted (GAAP)	$(0.24)	$(0.30)
Stock-based compensation	0.01	0.03
Change in fair value of common stock warrant liability	—	(0.01)
Change in fair value of equity securities of a related party	—	0.01
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(0.09)	—
Accretion of redeemable convertible preferred stock (related party)	0.12	—
Adjusted net loss per share attributable to common stockholders, basic and diluted (non-GAAP)	$(0.20)	$(0.27)

Weighted-average shares outstanding attributable to common stockholders, basic and diluted	3,036,317,307	2,301,870,644

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES - CONTINUED
(Unaudited)
(in thousands)

Free Cash Flow

	Three Months Ended March 31,
	2025	2024
Net cash used in operating activities (GAAP)	$(428,613)	$(516,745)
Capital expenditures	(161,241)	(198,197)
Free cash flow (non-GAAP)	$(589,854)	$(714,942)